OPPENHEIMER MAIN STREET GROWTH & INCOME FUND/VA
         Share Certificate for Service Shares (8-1/2" x 11")

I.    FACE OF CERTIFICATE (All text and other matter lies within
                8-1/4" x 10-3/4" decorative border, 5/16" wide)

                (upper left corner): NUMBER [of shares]

                (upper right) SERVICE SHARES

                (centered
                below boxes)   Oppenheimer Variable Account Funds
                A MASSACHUSETTS BUSINESS TRUST
                SERIES: OPPENHEIMER MAIN STREET
                     GROWTH & INCOME FUND/VA

(at left)  THIS IS TO CERTIFY THAT        (at right) SEE REVERSE FOR
                                         CERTAIN DEFINITIONS

                                          (box with number)
                                            CUSIP 683811863

      (at left)     is the owner of

      (centered)FULLY PAID SERVICE SHARES OF BENEFICIAL
INTEREST OF

                     OPPENHEIMER MAIN STREET
                        GROWTH & INCOME FUND/VA
           a series of OPPENHEIMER VARIABLE ACCOUNT FUNDS (hereinafter called the "Fund"), transferable only on the books of the Fund by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Declaration of Trust of the Fund to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned by the Transfer Agent.

           WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

      (signature                Dated:         (signature
      at left of seal)                         at right of seal)

      /s/ Brian W. Wixted                 /s/ Bridget A. Macaskill
      -----------------------             -------------------
      TREASURER                                PRESIDENT


                        (centered at bottom)
                   1-1/2" diameter facsimile seal
                            with legend
                 OPPENHEIMER VARIABLE ACCOUNT FUNDS
                                SEAL
                                1984
                    COMMONWEALTH OF MASSACHUSETTS


(at lower right, printed
 vertically)                   Countersigned
                               OPPENHEIMERFUNDS SERVICES (A DIVSION
OF OPPENHEIMERFUNDS, INC.)
                               Denver (Colo.)      Transfer Agent

                               By ____________________________
                                    Authorized Signature


II.   BACK OF CERTIFICATE (text reads from top to bottom of 11"    dimension)

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common TEN ENT - as tenants by the entirety JT TEN WROS NOT TC - as joint tenants with rights of survivorship and not
                     as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________  Custodian _______________
                               (Cust)               (Minor)

                               UNDER UGMA/UTMA ___________________
                                                (State)


Additional abbreviations may also be used though not on above list.

For  Value   Received   ................   hereby   sell(s),   assign(s),   and
transfer(s) unto






PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

______________________________________________________________         (Please
print or type name and address of assignee)

------------------------------------------------------

__________________________________________________________ Service Shares of the
beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________ Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                               Signed: __________________________
                                    --------------------------------
                          (Both must sign if joint tenancy)

                          Signature(s) __________________________
                          guaranteed      Name of Firm or Bank
                          by:       _____________________________
                                               Signature of
       Officer

(text printed        NOTICE:  The  signature(s) to this  assignment  vertically
to right   must correspond with the name(s) as
of above paragraph)  written upon the face of the certificate in every particular without alteration or
enlargement or any change whatever.

(text printed in          Signatures must be guaranteed by a U.S.
box to left of            commercial bank or trust company,
signature(s)              a Federally-chartered savings and loan
                          association, a foreign bank having a U.S.
                          firm of a national securities exchange.




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